UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

ZHONE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32743	22-3509099
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7001 Oakport Street

Oakland, California 94621

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 777-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2005, Zhone Technologies, Inc., a Delaware corporation (“Zhone”), through its wholly-owned subsidiary, Parrot Acquisition Corp., a Delaware corporation (“Parrot”), consummated its acquisition of Paradyne Networks, Inc., a Delaware corporation (“Paradyne”), pursuant to the terms of an Agreement and Plan of Merger, dated July 7, 2005, by and among Zhone, Parrot and Paradyne (the “Merger Agreement”). At the effective time of the merger, Parrot merged with and into Paradyne, with Paradyne surviving the merger as a wholly-owned subsidiary of Zhone. Pursuant to the Merger Agreement and as a result of the merger, each share of Paradyne common stock outstanding immediately prior to the effective time of the merger was converted into the right to receive 1.0972 shares of Zhone common stock. This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements, including the notes thereto, of Paradyne as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the independent registered public accounting firm’s reports related thereto are, in each case, set forth in Paradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and incorporated herein by reference.

The unaudited consolidated condensed financial statements as of June 30, 2005, and for the six month periods ended June 30, 2005 and 2004, are set forth in Paradyne’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated July 7, 2005, by and among Zhone Technologies, Inc., Parrot Acquisition Corp. and Paradyne Networks, Inc. (incorporated by reference to Exhibit 2.1 of Zhone’s Form 8-K filed on July 8, 2005)

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	Zhone Technologies, Inc.

	By:	/s/ Kirk Misaka
Kirk Misaka
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated July 7, 2005, by and among Zhone Technologies, Inc., Parrot Acquisition Corp. and Paradyne Networks, Inc. (incorporated by reference to Exhibit 2.1 of Zhone’s Form 8-K filed on July 8, 2005)

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm